SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 22, 2003


                          ClearOne Communications Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                 0-17219                   87-0398877
-----------------------------   ---------------         ----------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)



                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4 of the current report on Form 8-K filed July 25, 2003 is hereby amended to read as follows:

Item 4.

On July 21, 2003, Ernst & Young, LLP ("Ernst & Young") was dismissed as the independent accountant for Clear One Communications, Inc. (the "Company"). The decision to dismiss Ernst & Young was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors.

Ernst & Young's reports on the Company's financial statements for the two fiscal years ended June 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the period from July 1, 2002 through July 21, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the Company's two most recent fiscal years and the period from July 1, 2002 through July 21, 2003, no events of the type described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation SK occurred, except as follows:

         On January 15, 2003, the Securities and Exchange Commission ("SEC") filed a complaint in the United States District Court against the Company and two of its former officers, which included allegations of improper revenue recognition from sales to distributors. The Company provided a copy of the complaint to Ernst & Young. The SEC complaint contained allegations that, if true, would materially impact the fairness or reliability of the Company's financial statements, and the validity of the allegations could not be determined without further investigation. The Company's representatives discussed with Ernst & Young the SEC complaint and the need to issue a press release. On January 21, 2003, the Company issued a press release and filed a current report on Form 8-K which included statements to the effect that the Company's financial statements for the fiscal years ended June 30, 2001, and June 30, 2002, and for the quarters ended March 31, 2001, through and including September 30, 2002, were under review and that investment decisions should not be made based on such financial statements, or on the auditors' report thereon included in the Company's Annual Report as filed on Form 10K. The Company's representatives discussed the text of the press release with Ernst & Young prior to its release.

         The Company had commenced an investigation into the alleged financial statement violations, however, on the date of Ernst & Young's dismissal, the final results of the Company's review had not been made available to Ernst & Young and the issues raised by the SEC complaint had not been resolved.

         In its letter to the Securities and Exchange Commission dated August 7, 2003, a copy of which was included as Exhibit 16.1 to the Company's 8-K/A report filed on August 11, 2003, Ernst & Young stated that on or about January 21, 2003, it advised the Company's Audit Committee (through its designated representative) of various matters, including the withdrawal of its audit reports and its unwillingness to be associated with the Company's previously issued financial statements. The Company has no written record of such advice and, except as described above, has been unable to corroborate such statements by Ernst & Young.

As required under the Securities and Exchange Commission regulations, the Company has provided Ernst & Young with a copy of this Item, as amended, and requested that Ernst & Young furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree.

As this time, the Company has not engaged a new independent accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLEARONE COMMUNICATIONS INC.
                                    (The Registrant)



September 30, 2003                  By:  George E. Claffey
                                       -----------------------------------------
                                    Its: Chief Financial Officer